Annual Fund Operating Expenses - Ashmore Emerging Markets Small-Cap Equity Fund - Series I	Oct. 31, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.00%	[1]
Other Expenses (as a percentage of Assets):	0.00%	[2]
Expenses (as a percentage of Assets)	0.00%

[1]
The Fund does not pay a management fee to Ashmore Investment Advisors Limited (the “Investment Manager”) under the Investment Management Agreement between Ashmore Trust (the “Trust”) and the Investment Manager (the “Investment Management Agreement”). The Fund is an integral part of separately managed account programs sponsored by an investment adviser unaffiliated with the Fund or the Investment Manager. Participants in these programs pay a fee to the sponsor of the program. You should read carefully the fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to the Investment Manager. You pay no additional fees or expenses to purchase shares of the Fund.

[2]
The Investment Manager has contractually agreed to waive its fees or reimburse the Fund for all expenses to the extent that Total Annual Fund Operating Expenses (other than interest expense, costs of borrowing and other types of leverage, taxes, extraordinary expenses, custodial credits, transfer agency credits, broker commissions and other transaction costs, dividend/short-sale related expenses, expense offset arrangements, and underlying fund expenses) (such expenses, “excluded expenses”) exceed 0.00% (the “Expense Limitation Agreement”). Excluded expenses are borne by the Fund separately from the management fee. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Investment Manager serves as the investment adviser to the Fund pursuant to the Investment Management Agreement and, in any event, for at least one year from the date of this Prospectus.